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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                      PROSPECTUS SUPPLEMENT -- JUNE 3, 2009

RIVERSOURCE LARGE CAP VALUE FUND (PROSPECTUS DATED SEPT. 29, 2008)   S-6246-99 J

At a Special meeting of Shareholders held on June 2, 2009, shareholders of RiverSource Large Cap Value Fund approved the merger of RiverSource Large Cap Value Fund into RiverSource Equity Value Fund, a fund that seeks to provide shareholders with growth of capital and income. The merger is expected to take place in the third quarter of 2009.

For more information about RiverSource Equity Value Fund, please call 1-888-791-3380 for a prospectus.

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S-6246-4 C (6/09)

                                                               S-6246-4 C (6/09)